Equity	6 Months Ended
Jun. 30, 2023
Text Block [Abstract]
Equity

13. Equity

In June 30, 2023, the Company’s authorized share capital amounted to €14,100,000 divided into 58,750,000 ordinary shares and 58,750,000 preferred shares, each with a nominal value of €0.12. As of June 30, 2023 and 2022, the total number of ordinary shares issued was 40,822,916 and 33,765,967, respectively. As of December 31, 2022, the total number of issued shares was 33,816,459.

As of June 30, 2023, and 2022, the issued share capital totaled €4,898,751 and €4,051,916, respectively. On December 31, 2022, the issued share capital totaled €4,057,976.

Ordinary shares hold the right to one vote per share.

In March 2022, the Company filed a Form F-3 Registration Statement and prospectus with the Securities and Exchange Commission relating to an at-the-market program providing for the sales from time to time of up to $75 million of its ordinary shares pursuant to a Sales Agreement with Leerink Partners. As of June 30, 2023, the Company has sold a total of 588,100 ordinary shares in two different transactions under the sales agreement generating total net proceeds of $9,698,504 (€9.2 million), after deducting $299,954 (€308,000), which was payable to Leerink Partners as commission in respect of such sales.

In June, 2023, the company sold a total of 6,951,340 ordinary shares, par value €0.12 per share, in a private placement at a purchase price of $10.07 per ordinary share. The sale generated total proceeds of approximately $70 million (€64.1 million).

Issued shares

	June 30, 2023	December 31, 2022
	Number of shares	Number of shares
Ordinary shares	40,822,916	33,816,459
	40,822,916	33,816,459